                                                                   Exhibit 99(q)

                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Thomas S. Schreier, Jr., James D. Alt, Kathleen L. Prudhomme, Charles R. Manzoni, Jr., Richard J. Ertel, and Jeffery M. Wilson, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature                                 Title        Date
---------                               --------   -----------


/s/ Benjamin R. Field, III              Director   May 7, 2008
-------------------------------------
Benjamin R. Field, III


/s/ Roger A. Gibson                     Director   May 7, 2008
-------------------------------------
Roger A. Gibson


/s/ John P. Kayser                      Director   May 7, 2008
-------------------------------------
John P. Kayser


/s/ Leonard W. Kedrwoski                Director   May 7, 2008
-------------------------------------
Leonard W. Kedrowski


/s/ Richard K. Riederer                 Director   May 7, 2008
-------------------------------------
Richard K. Riederer


/s/ Victoria J. Herget                  Director   May 7, 2008
-------------------------------------
Victoria J. Herget


/s/ Joseph D. Strauss                   Director   May 7, 2008
-------------------------------------
Joseph D. Strauss


/s/ Virginia L. Stringer                 Chair     May 7, 2008
-------------------------------------
Virginia L. Stringer


/s/ James M. Wade                       Director   May 7, 2008
-------------------------------------
James M. Wade